UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2019

COLONY CAPITAL, INC. (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 282-8820
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CLNY	New York Stock Exchange
Preferred Stock, 8.25% Series B Cumulative Redeemable, $0.01 par value	CLNY.PRB	New York Stock Exchange
Preferred Stock, 8.75% Series E Cumulative Redeemable, $0.01 par value	CLNY.PRE	New York Stock Exchange
Preferred Stock, 7.50% Series G Cumulative Redeemable, $0.01 par value	CLNY.PRG	New York Stock Exchange
Preferred Stock, 7.125% Series H Cumulative Redeemable, $0.01 par value	CLNY.PRH	New York Stock Exchange
Preferred Stock, 7.15% Series I Cumulative Redeemable, $0.01 par value	CLNY.PRI	New York Stock Exchange
Preferred Stock, 7.125% Series J Cumulative Redeemable, $0.01 par value	CLNY.PRJ	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Results of 2019 Annual Meeting of Stockholders

On May 7, 2019, Colony Capital, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders at which (i) directors were elected, (ii) the compensation paid to the Company’s named executive officers as of December 31, 2018 was approved in an advisory vote, and (iii) the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company was ratified in an advisory vote. The proposals are described in detail in the Company’s 2019 definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 28, 2019 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.
Proposal 1: Election of Directors

The following persons comprising the entire previous board of directors of the Company were duly elected as directors of the Company until the 2020 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified by the following vote:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas J. Barrack, Jr.	383,394,124	5,827,146	970,531	58,776,147
Douglas Crocker II	384,745,791	4,605,991	840,019	58,776,147
Nancy A. Curtin	383,929,390	5,425,088	837,323	58,776,147
Jon A. Fosheim	377,518,395	11,624,443	1,048,963	58,776,147
Craig M. Hatkoff	386,022,090	3,388,299	781,412	58,776,147
Justin E. Metz	382,949,388	6,427,019	815,394	58,776,147
Raymond C. Mikulich	386,038,616	3,359,625	793,560	58,776,147
George G. C. Parker	383,552,395	5,774,962	864,444	58,776,147
Charles W. Schoenherr	383,894,124	5,518,844	778,833	58,776,147
John A. Somers	382,735,705	6,570,662	885,434	58,776,147
John L. Steffens	379,558,429	9,826,273	807,099	58,776,147
Proposal 2: Approval (on an advisory, non-binding basis) of Executive Compensation
The Company’s stockholders approved (on an advisory, non-binding basis) the compensation of the Company’s named executive officers as of December 31, 2018 as described in the Compensation Discussion and Analysis and executive compensation tables of the Proxy Statement. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
268,936,441	120,120,443	1,134,917	58,776,147

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
442,134,023	5,908,884	925,041	–

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 13, 2019	COLONY CAPITAL, INC.

		By:	/s/ Mark M. Hedstrom
Mark M. Hedstrom
Chief Financial Officer, Chief Operating Officer and Treasurer